SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): May 13, 1999


                        COEUR D'ALENE MINES CORPORATION
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            (Exact name of Registrant as specified in its charter)

             Idaho                 1-8641         82-0109423
 ----------------------------   ------------    --------------
 (State or other jurisdiction   (Commission     (IRS Employer
       of incorporation)        File Number)    Identification
                                                 Number)

       P.O. Box I, Coeur d'Alene, Idaho               83816
   ----------------------------------------        ----------
   (Address of principal executive offices)        (zip code)

Registrant's telephone number, including area code: (208) 667-3511
                                                    --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On July 27, 1999, Coeur d'Alene Mines Corporation (the "Company") determined that the firm of Ernst & Young LLP ("E&Y") would no longer serve as the Company's independent accounting firm. E&Y had served in that capacity since 1981. The Company decided that a change in its independent accounting firm would be appropriate.

      During the years ended December 31, 1997 and 1998 and the subsequent interim period, there were no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have been referred to in their reports. E&Y's reports on the Company's financial statements for the years ended December 31, 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      The decision to change independent accountants was approved by the Audit Committee of the Company's Board of Directors.

      The Company has not yet engaged a new independent accounting firm.

      Attached as an exhibit to this Form 8-K is a letter from E&Y indicating their response to the statements made by the Company in this Form 8-K.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (c)   EXHIBITS

            The following exhibit is filed herewith:

            EXHIBIT NUMBER               DOCUMENT

                  16(a) Letter, dated August 3, 1999, from Ernst & Young LLP to the Securities and Exchange Commission

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               COEUR D'ALENE MINES CORPORATION
                                               (Registrant)


Date: August 3, 1999                       By: /s/GEOFFREY A. BURNS
                                               --------------------
                                               Geoffrey A. Burns
                                               Vice President and
                                                 Chief Financial Officer